                                                                    EXHIBIT 99.2

                                                              COMMON STOCK PROXY

                               MEDIQ INCORPORATED
                                One MEDIQ Plaza
                          Pennsauken, New Jersey 08110
                   PROXY FOR SPECIAL MEETING OF STOCKHOLDERS
                                  MAY 27, 1998
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned stockholder of MEDIQ Incorporated, a Delaware corporation, does hereby constitute and appoint Michael
J. Rotko and Thomas E. Carroll, and each of them, with full power to act alone and to designate substitutes, the true and lawful attorneys and proxies of the undersigned for and in the name and stead of the undersigned, to vote all shares of Common Stock of MEDIQ Incorporated, held of record by the undersigned on April 1, 1998, which the undersigned would be entitled to vote if personally present at the Special Meeting of Stockholders to be held at the Company's corporate headquarters, One MEDIQ Plaza, Pennsauken, New Jersey 08110-1460, on May 27, 1998, beginning at 9:00 a.m., and at any and all adjournments and postponements thereof, as follows:

      (CONTINUED, AND TO BE MARKED, SIGNED AND DATED, ON THE REVERSE SIDE)

The Board of Directors recommends a vote FOR Item 1.                           Please Mark your vote as indicated in this
example /X/

                                                                                                      FOR      AGAINST     ABSTAIN
Item 1.    APPROVAL OF THE AGREEMENT AND PLAN OF MERGER                                               / /        / /         / /

Item 2     OTHER MATTERS
           In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or at any adjournment(s) thereof.

THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ITEM 1 AND WILL GRANT DISCRETIONARY AUTHORITY PURSUANT TO ITEM 2.

   PLEASE PROMPTLY MARK, SIGN, DATE AND RETURN THE PROXY CARD USING THE ENCLOSED
                                                                       ENVELOPE.

                                                                Dated
                                                                ----------------------------------------------------,1998

                                                                -------------------------------------------------------------
                                                                                          Signature

                                                                -------------------------------------------------------------
                                                                                  Signature if held jointly

                                                                NOTE: Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian,
                                                                      please give full title as such. If a corporation, please
                                                                      sign in full corporate name by President or other
                                                                      authorized officer. If a partnership, please sign in
                                                                      partnership name by authorized person.

                                                                    EXHIBIT 99.2

                                                           PREFERRED STOCK PROXY

                               MEDIQ INCORPORATED
                                One MEDIQ Plaza
                          Pennsauken, New Jersey 08110
                   PROXY FOR SPECIAL MEETING OF STOCKHOLDERS
                                  MAY 27, 1998
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned stockholder of MEDIQ Incorporated, a Delaware corporation, does hereby constitute and appoint Michael
J. Rotko and Thomas E. Carroll, and each of them, with full power to act alone and to designate substitutes, the true and lawful attorneys and proxies of the undersigned for and in the name and stead of the undersigned, to vote all shares of Preferred Stock of MEDIQ Incorporated, held of record by the undersigned on April 1, 1998, which the undersigned would be entitled to vote if personally present at the Special Meeting of Stockholders to be held at the Company's corporate headquarters, One MEDIQ Plaza, Pennsauken, New Jersey 08110-1460, on May 27, 1998, beginning at 9:00 a.m., and at any and all adjournments and postponements thereof, as follows:

      (CONTINUED, AND TO BE MARKED, SIGNED AND DATED, ON THE REVERSE SIDE)

The Board of Directors recommends a vote FOR Item 1.                           Please Mark your vote as indicated in this
example /X/
                                                                                                      FOR      AGAINST     ABSTAIN
Item 1.    APPROVAL OF THE AGREEMENT AND PLAN OF MERGER                                               / /        / /         / /
Item 2     OTHER MATTERS
           In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or at any adjournment(s) thereof.

THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ITEM 1 AND WILL GRANT DISCRETIONARY AUTHORITY PURSUANT TO ITEM 2.

   PLEASE PROMPTLY MARK, SIGN, DATE AND RETURN THE PROXY CARD USING THE ENCLOSED
                                                                       ENVELOPE.

                                                                Dated
                                                                ----------------------------------------------------,1998

                                                                -------------------------------------------------------------
                                                                                          Signature

                                                                -------------------------------------------------------------
                                                                                  Signature if held jointly

                                                                NOTE: Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian,
                                                                      please give full title as such. If a corporation, please
                                                                      sign in full corporate name by President or other
                                                                      authorized officer. If a partnership, please sign in
                                                                      partnership name by authorized person.